UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.2)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Bayview Acquisition Corp

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

Bayview Acquisition Corp (“Bayview,” the “Company,” “we,” “our,” or “us”) is filing these definitive additional proxy materials with respect to the definitive proxy statement filed by Bayview with the Securities and Exchange Commission (the “SEC”) on May 12, 2025 (the “Proxy Statement”) and supplement No.1 to the Proxy Statement filed on June 10, 2025, (“Supplement No.1,” and together with the Proxy Statement, the “Definitive Proxy Statement”), for the Extraordinary General Meeting of Shareholders, which was adjourned to June 17, 2025, in order to (1) amend the terms of the proposed extension fee described in the Definitive Proxy Statement from a one-time payment of $120,000 for one six-month extension to up to six (6) extensions, with each extension consisting of one month, for a payment of $100,000 per extension; and (2) confirm the Company’s waiver of its right under its amended and restated memorandum and articles of association to withdraw up to $100,000 of the interest earned on the funds held in the trust account established in connection with the Company’s initial public offering (the “Trust Account”) to pay dissolution expenses in the event of the liquidation of the Trust Account. All other information in the Definitive Proxy Statement remains unchanged.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following disclosures should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. The terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

2

SUPPLEMENT NO. 2, DATED June 13, 2025

(TO THE DEFINITIVE PROXY STATEMENT OF BAYVIEW ACQUISITION CORP)

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

This Supplement, supplements, updates and amends the Definitive Proxy Statement of the Company. The following supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety.

The third and fourth paragraph on the first page of the Letter to Shareholders is hereby amended and restated as follows:

Proposal No. 1—Extension Amendment Proposal—A proposal, by special resolution, to amend (the “Extension Amendment”) certain articles of Bayview’s Second Amended and Restated Memorandum and Articles of Association as adopted by special resolution passed on September 16, 2024 (the “Existing Charter”) to reflect the extension of the date (the “Combination Period”) by which the Company must consummate a Business Combination (as defined below) for up to six (6) times from June 19, 2025 (the “Termination Date”) to December 19, 2025, (the “Extension”) with all six (6) extensions comprised of one (1) month each (each, an “Extension”) (i.e., for a period of time ending up to twenty four (24) months after the consummation of its initial public offering (the “IPO”)) for a total of up to six (6) months after the Termination Date (assuming a Business Combination has not occurred). The end date of each Extension shall be referred to herein as the “Extended Date.” We refer to this proposal as the “Extension Amendment Proposal.”

Proposal No. 2—Trust Agreement Amendment Proposal—Resolved that Bayview’s investment management trust agreement, dated as of December 14, 2023 (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (the “Trustee”) be amended to (i) allow the Company to extend the Termination Date up to six (6) times, with all six (6) extensions comprised of one (1) month each, from June 19, 2025 to December 19, 2025 (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering), by providing five days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the trust account (the “Trust Account”) $100,000 for each monthly Extension (the “Extension Payment”) until December 19, 2025 and (ii) allow the Trustee to liquidate the Trust Account if the Extension Payment is not deposited on time after the expiration of a 30-day cure period, pursuant to an amendment to the Trust Agreement in the form set forth in Annex A of the accompanying Proxy Statement (the “Trust Agreement Amendment Proposal”); and

The fourth paragraph on the second page of the Letter to Shareholders is hereby amended and restated as follows:

Pursuant to the Existing Charter and the Trust Agreement, we have up until June 19, 2025 to complete a Business Combination. If the Extension Amendment Proposal is approved, we may avail ourselves of six (6) extensions from June 19, 2025 to December 19, 2025, with all six (6) extensions comprised of one (1) month each, to consummate the Business Combination, subject to the Sponsors (as defined in the Existing Charter) upon five days’ advance notice prior to the applicable deadline in accordance with the terms set out in the Trust Agreement and referred to in the Registration Statement (as defined in the Existing Charter), depositing $100,000 into the Trust Account for each monthly Extension. The Company will file a Form 8-K with the SEC confirming when each Extension Payment has been deposited into the Trust Account. In the event that our Sponsors elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsors will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsors five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. Our Sponsors and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsors’ affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our outstanding ordinary shares, par value $0.0001 per share (the “Public Shares” or “Ordinary Shares”) for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the rights will expire and be worthless.

3

The third and fourth paragraph on the first page of the Notice of Extraordinary General Meeting is hereby amended and restated as follows:

Proposal No. 1—Extension Amendment Proposal— Resolved as a special resolution, that the following articles of Bayview’s Second Amended and Restated Memorandum and Articles of Association adopted by special resolution passed on September 16, 2024 (the “Existing Charter”) be amended as follow with immediate effect:

(i)	Article 37.8 of the Existing Charter be deleted in its entirety and replaced as follows:

“37.8	The Company has until June 19, 2025 (the Termination Date) to consummate a Business Combination, provided however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination by the Termination Date, the Company may, by Resolution of Directors, at the request of the Sponsors, extend the period of time to consummate a Business Combination up to six (6) times, each by an additional (1) one month (for a total of up to six (6) months after the Termination Date to complete a Business Combination), subject to the Sponsors depositing additional funds into the Trust Account upon five days’ advance notice prior to the applicable deadline in accordance with terms as set out in the Trust Agreement and referred to in the Registration Statement. In the event that the Company does not consummate a Business Combination by the Termination Date (or six (6) months after the Termination Date, subject in the latter case to valid extensions having been made in each case) or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, dissolve and liquidate, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.”

4

(ii)	Article 37.9 of the Existing Charter be deleted in its entirety and replaced as follows:

“37.9	In the event that any amendment is made to these Articles:

(a)	that would modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to:

(i) have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 37.2(b) or 37.6; or

(ii) redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination by the Termination Date (or six (6) months after the Termination Date pursuant to Article 37.8 (subject in the latter case to valid extensions having been made in each case); or

(b)	with respect to any other provision relating to the rights of holders of Public Shares,

each holder of Public Shares who is not a Founder, Officer or director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment (an Amendment Redemption) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay income taxes, if any, divided by the number of Public Shares then in issue.”

(iii)	Article 37.11 of the Existing Charter be deleted in its entirety and replaced as follows:

“37.11	After the issue of Public Shares (including pursuant to the Over-Allotment Option), and prior to the consummation of a Business Combination, the directors shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or

(b)	vote as a class with the Public Shares:

	(i)	on a Business Combination or on any other proposal presented to Members prior to or in connection with the completion of a Business Combination; or

	(ii)	to approve an amendment to these Articles to:

		(A)	extend the time the Company has to consummate a Business Combination beyond the Termination Date or six (6) months after the Termination Date pursuant to Article 37.8 (subject in the latter case to valid extensions having been made in each case); or

		(B)	amend the foregoing provisions of these Articles, unless (in connection with any such amendment), each holder of Public Shares who is not a Founder, Officer or director shall be provided with the opportunity to redeem their Public Shares in accordance with these Articles.”

Proposal No. 2—Trust Agreement Amendment Proposal—Resolved that Bayview’s investment management trust agreement, dated as of December 14, 2023 (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (the “Trustee”) be amended to allow the Company to extend the Termination Date up to six (6) times, with all six (6) extensions comprised of one month each, from June 19, 2025 to December 19, 2025 (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering), by providing five days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the trust account (the “Trust Account”) $100,000 for each monthly Extension (the “Extension Payment”) until December 19, 2025 pursuant to an amendment to the Trust Agreement in the form set forth in Annex A of the accompanying Proxy Statement (the “Trust Agreement Amendment Proposal”); and

5

The fourth paragraph on the second page of the Notice of Extraordinary General Meeting is hereby amended and restated as follows:

Pursuant to the Existing Charter and the Trust Agreement, we have up until June 19, 2025 to complete a Business Combination. If the Extension Amendment Proposal is approved, we may avail ourselves of six (6) extensions from June 19, 2025 to December 19, 2025, with all six (6) extensions comprised of one (1) month each, to consummate the Business Combination, subject to the Sponsors (as defined in the Existing Charter) upon five days’ advance notice prior to the applicable deadline in accordance with the terms set out in the Trust Agreement and referred to in the Registration Statement (as defined in the Existing Charter), depositing $100,000 into the Trust Account for each monthly Extension. The Company will file a Form 8-K with the SEC confirming when each Extension Payment has been deposited into the Trust Account. In the event that our Sponsors elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsors will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsors five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. Our Sponsors and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsors’ affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our outstanding ordinary shares, par value $0.0001 per share (the “Public Shares” or “Ordinary Shares”) for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the rights will expire and be worthless.

The first Q&A on page 3 of the Definitive Proxy Statement is hereby amended and restated as follows:

Q.	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.	Bayview shareholders are being asked to consider and vote on the following proposals:

Proposal No. 1—Extension Amendment Proposal—A proposal, by special resolution, to amend (the “Extension Amendment”) certain articles of Bayview’s Second Amended and Restated Memorandum and Articles of Association as adopted by special resolution passed on September 16, 2024 (the “Existing Charter”) to reflect the extension of the date (the “Combination Period”) by which the Company must consummate a Business Combination (the as defined below) for up to six (6) times from June 19, 2025 (the “Termination Date”) to December 19, 2025, (the “Extension”) with all six (6) extensions comprised of one (1) month each, (each, an “Extension”) (i.e., for a period of time ending up to twenty four (24) months after the consummation of its initial public offering (the “IPO”)) for a total of up to six (6) months after the Termination Date (assuming a Business Combination has not occurred). The end date of each Extension shall be referred to herein as the “Extended Date.” We refer to this proposal as the “Extension Amendment Proposal.”

Proposal No. 2—Trust Agreement Amendment Proposal—Resolved that Bayview’s investment management trust agreement, dated as of December 14, 2023 (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (the “Trustee”) be amended to (i) allow the Company to extend the Termination Date up to six (6) times, with all six (6) extensions comprised of one (1) month each, from June 19, 2025 to December 19, 2025 (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering), by providing five days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the trust account (the “Trust Account”) $100,000 for each monthly Extension (the “Extension Payment”) until December 19, 2025 and (ii) allow the Trustee to liquidate the Trust Account if the Extension Payment is not deposited on time after the expiration of a 30-day cure period, pursuant to an amendment to the Trust Agreement in the form set forth in Annex A of the accompanying Proxy Statement (the “Trust Agreement Amendment Proposal”); and

Proposal No. 3—Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension Amendment and Extension.

6

The first Q&A on page 5 of the Definitive Proxy Statement is hereby amended and restated as follows:

Q: Why should I vote “FOR” the Extension Amendment Proposal?

A: Bayview believes its shareholders will benefit from Bayview consummating a Business Combination and is proposing the Extension Amendment Proposal to give the Company the right to extend the Combination Period up to six (6) months from June 19, 2025 to December 19, 2025. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given Bayview’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension and Extension Amendment are implemented, there is no assurance that Bayview will be able to consummate a Business Combination by the last Extended Date, given the actions that must occur prior to closing of a Business Combination.

Pursuant to the Existing Charter and the Trust Agreement, we have up until June 19, 2025 to complete a Business Combination. If the Extension Amendment Proposal is approved, we may avail ourselves of six (6) extensions from June 19, 2025 to December 19, 2025, with all six (6) extensions comprised of one (1) month each, to consummate the Business Combination, subject to the Sponsors (as defined in the Existing Charter) upon five days’ advance notice prior to the applicable deadline in accordance with the terms set out in the Trust Agreement and referred to in the Registration Statement (as defined in the Existing Charter), depositing $100,000 into the Trust Account for each monthly Extension. The Company will file a Form 8-K with the SEC confirming when each Extension Payment has been deposited into the Trust Account. In the event that our Sponsors elect to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsors will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsors five days prior to the applicable Business Combination deadline of their wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. Our Sponsors and their affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsors’ affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our Public Shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, if any and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the rights will expire and be worthless.

The Board recommends that you vote in favor of the Extension Amendment Proposal.

The fifth and sixth paragraph on page 14 is hereby amended and restated as follows:

Proposal No. 1—Extension Amendment Proposal—A proposal, by special resolution, to amend (the “Extension Amendment”) certain articles of Bayview’s Second Amended and Restated Memorandum and Articles of Association as adopted by special resolution passed on September 16, 2024 (the “Existing Charter”) to reflect the extension of the date (the “Combination Period”) by which the Company must consummate a Business Combination (the as defined below) for up to six (6) times from June 19, 2025 (the “Termination Date”) to December 19, 2025, (the “Extension”) with all six (6) extensions comprised of one (1) month each (each, an “Extension”) (i.e., for a period of time ending up to twenty four (24) months after the consummation of its initial public offering (the “IPO”)) for a total of up to six (6) months after the Termination Date (assuming a Business Combination has not occurred). The end date of each Extension shall be referred to herein as the “Extended Date.” We refer to this proposal as the “Extension Amendment Proposal.”

Proposal No. 2—Trust Agreement Amendment Proposal—Resolved that Bayview’s investment management trust agreement, dated as of December 14, 2023 (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (the “Trustee”) be amended to (i) allow the Company to extend the Termination Date up to six (6) times, with all six (6) extensions comprised of one (1) month each, from June 19, 2025 to December 19, 2025 (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering), by providing five days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the trust account (the “Trust Account”) $100,000 for each monthly Extension (the “Extension Payment”) until December 19, 2025 and (ii) allow the Trustee to liquidate the Trust Account if the Extension Payment is not deposited on time after the expiration of a 30-day cure period, pursuant to an amendment to the Trust Agreement in the form set forth in Annex A of the accompanying Proxy Statement (the “Trust Agreement Amendment Proposal”); and

7

The fifth paragraph on page 21 is hereby amended and restated as follows:

Bayview is proposing to amend its Existing Charter to give the Company the right to extend the Combination Period from June 19, 2025 up to six (6) times, with all six (6) extensions comprised of one (1) month each, to December 19, 2025 (i.e., for a period of time ending up to twenty four (24) months after the consummation of its IPO) by depositing into the Trust Account the Extension Payment five (5) days prior to such Extension.

The second paragraph on page 24 is hereby amended and restated as follows:

Pursuant to the Existing Charter and the Trust Agreement, we have up until June 19, 2025 to complete a Business Combination. If the Extension Amendment Proposal is approved, we may avail ourselves of six (6) extensions from June 19, 2025 to December 19, 2025, with all six (6) extensions comprised of one (1) month each, to consummate the Business Combination, subject to the Sponsors (as defined in the Existing Charter) upon five days’ advance notice prior to the applicable deadline in accordance with the terms set out in the Trust Agreement and referred to in the Registration Statement (as defined in the Existing Charter), depositing $100,000 into the Trust Account for each monthly Extension. The Company will file a Form 8-K with the SEC confirming when each Extension Payment has been deposited into the Trust Account. In the event that our Sponsors elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsors will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. In the event that we receive notice from our Sponsors five days prior to the applicable Business Combination deadline of its wish for us to effect an Extension, we intend to issue a press release announcing such Extension at least three days prior to the applicable Business Combination deadline. Our Sponsors and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsors’ affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our outstanding ordinary shares, par value $0.0001 per share for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes if any and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our Public Shareholders. In the event of our dissolution and liquidation, the rights will expire and be worthless.

The second paragraph on page 23 is hereby amended and restated as follows:

If the Extension Amendment Proposal is approved, the Existing Charter will be amended pursuant to the Extension Amendment Proposal set out on the notice of the Extraordinary General Meeting with immediate effect and Bayview will proceed to file the special resolution, together with other necessary documents, with the Cayman Islands Registrar of Companies. The Existing Charter as such amended will give the Company the right to extend the Combination Period from June 19, 2025, up to six (6) times, with all six (6) extensions comprised of one (1) month each to December 19, 2025 (i.e., for a period of time ending up to twenty-four (24) months after the consummation of its IPO). Bayview will then continue to attempt to consummate a Business Combination until the last Extended Date, December 19, 2025. Bayview will remain a reporting company under the Exchange Act and its Units, Public Shares and Public Rights will remain publicly traded during this time.

8

The third paragraph on page 29 is hereby amended and restated as follows:

Full Text of Resolution

“It is resolved as a special resolution, that the following articles of Bayview’s Second Amended and Restated Memorandum and Articles of Association adopted by special resolution passed on September 16, 2024 (the “Existing Charter”) be amended as follow with immediate effect:

(i)	Article 37.8 of the Existing Charter be deleted in its entirety and replaced as follows:

“37.8	The Company has until June 19, 2025 (the Termination Date) to consummate a Business Combination, provided however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination by the Termination Date, the Company may, by Resolution of Directors, at the request of the Sponsors, extend the period of time to consummate a Business Combination up to six (6) times, each by an additional (1) one month (for a total of up to six (6) months after the Termination Date to complete a Business Combination), subject to the Sponsors depositing additional funds into the Trust Account upon five days’ advance notice prior to the applicable deadline in accordance with terms as set out in the Trust Agreement and referred to in the Registration Statement. In the event that the Company does not consummate a Business Combination by the Termination Date (or six (6) months after the Termination Date, subject in the latter case to valid extensions having been made in each case) or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, dissolve and liquidate, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.”

(ii)	Article 37.9 of the Existing Charter be deleted in its entirety and replaced as follows:

“37.9	In the event that any amendment is made to these Articles:

(a)	that would modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to:

(i) have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 37.2(b) or 37.6; or

(ii) redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination by the Termination Date (or six (6) months after the Termination Date pursuant to Article 37.8 (subject in the latter case to valid extensions having been made in each case); or

(b)	with respect to any other provision relating to the rights of holders of Public Shares,

each holder of Public Shares who is not a Founder, Officer or director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment (an Amendment Redemption) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay income taxes, if any, divided by the number of Public Shares then in issue.”

9

(iii)	Article 37.11 of the Existing Charter be deleted in its entirety and replaced as follows:

“37.11	After the issue of Public Shares (including pursuant to the Over-Allotment Option), and prior to the consummation of a Business Combination, the directors shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or

(b)	vote as a class with the Public Shares:

	(i)	on a Business Combination or on any other proposal presented to Members prior to or in connection with the completion of a Business Combination; or

	(ii)	to approve an amendment to these Articles to:

		(A)	extend the time the Company has to consummate a Business Combination beyond the Termination Date or six (6) months after the Termination Date pursuant to Article 37.8 (subject in the latter case to valid extensions having been made in each case); or

		(B)	amend the foregoing provisions of these Articles, unless (in connection with any such amendment), each holder of Public Shares who is not a Founder, Officer or director shall be provided with the opportunity to redeem their Public Shares in accordance with these Articles.”

The first paragraph on page 30 is hereby amended and restated as follows:

The proposed Trust Agreement Amendment would amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of December 14, 2023, by and between the Company and Equiniti Trust Company, LLC (the “Trustee”), to (i) allow the Company to extend the Termination Date up to six (6) times, with all six (6) extensions comprised of one (1) month each, from June 19, 2025 to December 19, 2025 (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering), by providing five days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the trust account (the “Trust Account”) $100,000 for each monthly Extension (the “Extension Payment”) until December 19, 2025 and (ii) allow the Trustee to liquidate the Trust Account if the Extension Payment is not deposited on time after the expiration of a 30-day cure period. A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

The fifth paragraph on page 30 is hereby amended and restated as follows:

“It is resolved that Bayview’s investment management trust agreement, dated as of December 14, 2023 (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (the “Trustee”) be amended to (i) allow the Company to extend the Termination Date up to six (6) times, with all six (6) extensions comprised of one (1) month each, from June 19, 2025 to December 19, 2025 (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering), by providing five days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the trust account (the “Trust Account”) $100,000 for each monthly Extension (the “Extension Payment”) until December 19, 2025 and (ii) allow the Trustee to liquidate the Trust Account if the Extension Payment is not deposited on time after the expiration of a 30-day cure period, pursuant to an amendment to the Trust Agreement in the form set forth in Annex A of the accompanying Proxy Statement.”

10

The fourth paragraph on the first page of Annex B is hereby amended and restated as follows:

WHEREAS, at an extraordinary general meeting of the Company held on June [ ], 2025 (the “Special Meeting”), the Company’s shareholders approved (i) a proposal to amend Bayview’s Second Amended and Restated Memorandum and Articles of Association, dated as of September 16, 2024 (the “Existing Charter”) to extend the date by which the Company must consummate a Business Combination (the “Combination Period”) to allow the Company to extend the Termination Date up to six (6) times, with all six (6) extensions comprised of one month each from June 19, 2025 to December 19, 2025 (the “Termination Date”), (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering (the “IPO”)) (assuming a Business Combination has not occurred); and (ii) a proposal to amend the Original Trust Agreement, to permit the Company to (a) extend the Termination Date up to six (6) times, with all six (6) extensions comprised of one (1) month each from June 19, 2025 to December 19, 2025 by providing five days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the Trust Account $100,000 for each monthly Extension and (b) allow the Trustee to liquidate the Trust Account if the Extension Payment is not deposited on time after the expiration of a 30-day cure period.

The fifth paragraph on the first page of Annex B is hereby amended and restated as follows:

1. Section 1(i) of the Original Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairwoman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) 18 months after the closing of the Offering (or 24 months after the closing of the Offering, if one or more Extensions is effected as described herein); or (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s second amended and restated memorandum and articles of association (such later date being referred to as the “Last Date”), or (3) upon the end of a 30-day cure period after the date any additional amount of funds was required to be deposited in the Trust Account as a condition of any extension of the Last Date approved by the Company’s shareholders, the Trust Account shall be liquidated by the Trustee in accordance with the procedures set forth in the Termination Letter attached as Exhibit B or similar hereto and distributed to the Public Shareholders as of the Last Date. It is acknowledged and agreed there should be no reduction in the principal amount per share initially deposited in the Trust Account;

The third paragraph on the Exhibit E to Annex B is hereby amended and restated as follows:

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $100,000 for the Extension, which will be wired to you, into the Trust Account investments upon receipt.

11

Proposal 1 on the proxy card is hereby amended and restated as follows:

(1) The Extension Amendment Proposal - It is resolved as a special resolution that the following articles of Bayview’s Second Amended and Restated Memorandum and Articles of Association adopted by special resolution passed on September 16, 2024 (the “Existing Charter”) be amended as follow with immediate effect:

(i)	Article 37.8 of the Existing Charter be deleted in its entirety and replaced as follows:

“37.8	The Company has until June 19, 2025 (the Termination Date) to consummate a Business Combination, provided however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination by the Termination Date, the Company may, by Resolution of Directors, at the request of the Sponsors, extend the period of time to consummate a Business Combination up to six (6) times, each by an additional (1) one month (for a total of up to six (6) months after the Termination Date to complete a Business Combination), subject to the Sponsors depositing additional funds into the Trust Account upon five days’ advance notice prior to the applicable deadline in accordance with terms as set out in the Trust Agreement and referred to in the Registration Statement. In the event that the Company does not consummate a Business Combination by the Termination Date (or six (6) months after the Termination Date, subject in the latter case to valid extensions having been made in each case) or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, dissolve and liquidate, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.”

(ii)	Article 37.9 of the Existing Charter be deleted in its entirety and replaced as follows:

“37.9	In the event that any amendment is made to these Articles:

(a)	that would modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to:

(i) have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 37.2(b) or 37.6; or

(ii) redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination by the Termination Date (or six (6) months after the Termination Date pursuant to Article 37.8 (subject in the latter case to valid extensions having been made in each case); or

(b)	with respect to any other provision relating to the rights of holders of Public Shares,

each holder of Public Shares who is not a Founder, Officer or director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment (an Amendment Redemption) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay income taxes, if any, divided by the number of Public Shares then in issue.”

12

(iii)	Article 37.11 of the Existing Charter be deleted in its entirety and replaced as follows:

“37.11	After the issue of Public Shares (including pursuant to the Over-Allotment Option), and prior to the consummation of a Business Combination, the directors shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or

(b)	vote as a class with the Public Shares:

	(i)	on a Business Combination or on any other proposal presented to Members prior to or in connection with the completion of a Business Combination; or

	(ii)	to approve an amendment to these Articles to:

		(A)	extend the time the Company has to consummate a Business Combination beyond the Termination Date or six (6) months after the Termination Date pursuant to Article 37.8 (subject in the latter case to valid extensions having been made in each case); or

		(B)	amend the foregoing provisions of these Articles, unless (in connection with any such amendment), each holder of Public Shares who is not a Founder, Officer or director shall be provided with the opportunity to redeem their Public Shares in accordance with these Articles.”

Proposal 2 on the proxy card is hereby amended and restated as follows:

(2) The Trust Agreement Amendment Proposal - It is resolved that Bayview’s investment management trust agreement, dated as of December 14, 2023 (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (the “Trustee”) be amended to (i) allow the Company to extend the Termination Date up to six (6) times, with all six (6) extensions comprised of one (1) month each, from June 19, 2025 to December 19, 2025 (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering), by providing five days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the trust account (the “Trust Account”) $100,000 for each monthly Extension (the “Extension Payment”) until December 19, 2025 and (ii) allow the Trustee to liquidate the Trust Account if the Extension Payment is not deposited on time after the expiration of a 30-day cure period, pursuant to an amendment to the Trust Agreement in the form set forth in Annex A of the accompanying Proxy Statement.

******

If you have already voted, you do not need to vote again unless you would like to change or revoke your prior vote on any proposal. In addition, stockholders who have already submitted a redemption request with respect to the shares held by them may reverse such request by contacting Equiniti Trust Company, LLC, 55 Challenger Road, Ridgefield Park, NJ 07660 Attn: SPAC Support Email: spacsupport@equiniti.com. If you would like to change or revoke your prior vote on any proposal, or reverse a redemption request, please refer to the Proxy Statement for additional information on how to do so.

This Supplement should be read in conjunction with the Proxy Statement, which should be read in its entirety. Except as specifically amended by this Supplement, all information in the Proxy Statement remains unchanged and the Proxy Statement continues to be in full force and effect as originally filed. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement as amended and supplemented by this Supplement. If you have already submitted a proxy and do not wish to change your vote, you need not take any further action. If you have submitted a proxy and wish to change your vote, you may revoke your proxy at any time before it is exercised at the Extraordinary General Meeting by: delivering to our Chief Executive Officer by mail a written notice stating that the proxy is revoked; signing and delivering a proxy bearing a later date; voting again online; or voting at the Extraordinary General Meeting while the polls are open by visiting https://web.lumiconnect.com/233403612 password: bayview2025 (note that attendance at the Extraordinary General Meeting will not, by itself, revoke a proxy unless you vote again electronically at the Extraordinary General Meeting). Please note, however, that if your shares are held in street name by a broker or other nominee and you wish to revoke a proxy, you must contact the broker or nominee to revoke any prior voting instructions.

This Proxy Supplement is dated June 13, 2025.

13

PROXY CARD

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

BAYVIEW ACQUISITION CORP

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Xin Wang, the Company’s Chief Executive Officer, (the “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting of shareholders of Bayview Acquisition Corp to be held on June 17, 2025 at 9:30 a.m. Eastern Standard Time, virtually via live webcast at https://web.lumiconnect.com/233403612 password: bayview2025 or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying Proxy Statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED AND DELIVERED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

BAYVIEW ACQUISITION CORP - THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.			Please mark votes as ☒ indicated in this example

			FOR	AGAINST	ABSTAIN

(1) The Extension Amendment Proposal - It is resolved as a special resolution that the following articles of Bayview’s Second Amended and Restated Memorandum and Articles of Association adopted by special resolution passed on September 16, 2024 (the “Existing Charter”) be amended as follow with immediate effect:			☐	☐	☐

(vii)	Article 37.8 of the Existing Charter be deleted in its entirety and replaced as follows:

	“37.8	The Company has until June 19, 2025 (the Termination Date) to consummate a Business Combination, provided however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination by the Termination Date, the Company may, by Resolution of Directors, at the request of the Sponsors, extend the period of time to consummate a Business Combination up to six (6) times, each by an additional (1) one month (for a total of up to six (6) months after the Termination Date to complete a Business Combination),, subject to the Sponsors depositing additional funds into the Trust Account upon five days’ advance notice prior to the applicable deadline in accordance with terms as set out in the Trust Agreement and referred to in the Registration Statement. In the event that the Company does not consummate a Business Combination by the Termination Date (or six (6) months after the Termination Date, subject in the latter case to valid extensions having been made in each case) or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall

	(a)	cease all operations except for the purpose of winding up;

	(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

	(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, dissolve and liquidate, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.”

(viii)	Article 37.9 of the Existing Charter be deleted in its entirety and replaced as follows:

	“37.9	In the event that any amendment is made to these Articles:

	(a)	that would modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to:

(v) have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 37.2(b) or 37.6; or

(vi) redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination by the Termination Date (or six (6) months after the Termination Date pursuant to Article 37.8 (subject in the latter case to valid extensions having been made in each case); or

	(b)	with respect to any other provision relating to the rights of holders of Public Shares,

each holder of Public Shares who is not a Founder, Officer or director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment (an Amendment Redemption) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay income taxes, if any, divided by the number of Public Shares then in issue.”

(ix)	Article 37.11 of the Existing Charter be deleted in its entirety and replaced as follows:

	“37.11	After the issue of Public Shares (including pursuant to the Over-Allotment Option), and prior to the consummation of a Business Combination, the directors shall not issue additional Shares or any other securities that would entitle the holders thereof to:

	(a)	receive funds from the Trust Account; or

	(b)	vote as a class with the Public Shares:

		(v)	on a Business Combination or on any other proposal presented to Members prior to or in connection with the completion of a Business Combination; or

		(vi)	to approve an amendment to these Articles to:

			(E)	extend the time the Company has to consummate a Business Combination beyond the Termination Date or six (6) months after the Termination Date pursuant to Article 37.8 (subject in the latter case to valid extensions having been made in each case); or

			(F)	amend the foregoing provisions of these Articles, unless (in connection with any such amendment), each holder of Public Shares who is not a Founder, Officer or director shall be provided with the opportunity to redeem their Public Shares in accordance with these Articles.”

	FOR	AGAINST	ABSTAIN

(2) The Trust Agreement Amendment Proposal - Resolved that Bayview’s investment management trust agreement, dated as of December 14, 2023 (as amended, the “Trust Agreement”), by and between the Company and Equiniti Trust Company, LLC (the “Trustee”) be amended to (i) allow the Company to extend the Termination Date up to six (6) times, with all six (6) extensions comprised of one (1) month each, from June 19, 2025 to December 19, 2025 (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering), by providing five days’ advance notice to the Trustee prior to the applicable Termination Date and depositing into the trust account (the “Trust Account”) $100,000 for each monthly Extension (the “Extension Payment”) until December 19, 2025 and (ii) allow the Trustee to liquidate the Trust Account if the Extension Payment is not deposited on time after the expiration of a 30-day cure period, pursuant to an amendment to the Trust Agreement in the form set forth in Annex A of the accompanying Proxy Statement (the “Trust Agreement Amendment Proposal”).	☐	☐	☐
	FOR	AGAINST	ABSTAIN

(3) The Adjournment Proposal - It is resolved as an ordinary resolution that the chairman of the Extraordinary General Meeting be directed to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal or to provide additional time to effectuate the Extension, Trust Agreement Amendment and Extension Amendment.	☐	☐	☐

Date __________________

Signature _____________________

Signature (if held jointly) ____________________

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on proposals 1, 2 or 3. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2 and 3. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~